Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2018 CAD ($) Years	Oct. 31, 2017 CAD ($) Years
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $	$ 101.83	$ 90.30
Risk-free interest rate	1.71%	1.27%
Expected dividend yield	3.66%	4.14%
Expected share price volatility	13.00%	14.00%
Expected life of option | Years	6	6